UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 26, 2019
_____________________________________________________
LEE ENTERPRISES, INCORPORATED
 (Exact name of Registrant as specified in its charter)

_______________________________________________________________________

Delaware (State of Incorporation)	1-6227 (Commission File Number)	42-0823980 (I.R.S. Employer Identification No.)

201 N. Harrison Street, Davenport, Iowa  52801
(Address of Principal Executive Offices)

(563) 383-2100
Registrant’s telephone number, including area code

_____________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	[ ]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                                       [  ]

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 26, 2019, the Board of Directors (the “Board”) of Lee Enterprises, Incorporated (the “Company”) appointed Megan Liberman as a member of the Board.  Ms. Liberman’s term shall commence on June 26, 2019.  The Board has determined that Ms. Liberman is an independent director under New York Stock Exchange listing standards. Ms. Liberman has not yet been named to any committees of the Board.

Like the other non-employee members of the Board, Ms. Liberman will receive an annual retainer of $50,000 for her service on the Board (prorated to reflect the date her service began). Non-employee directors receive $2,000 for each Board or committee meeting and $1,000 for each Board or committee telephonic meeting attended.

Under the Company’s Amended and Restated 1996 Stock Plan for Non-Employee Directors (“Stock Plan”), in 2019, non-employee directors received an annual grant of 10,000 shares (which is subject to a cap on the fair market value of shares awarded equal to the annual cash retainer). Under the Stock Plan, Ms. Liberman will receive an award of 10,000 of shares on the first day of the fourth month following the date of her appointment.  The Stock Plan is intended to encourage non-employee directors to increase their ownership of shares of our Common Stock and thereby align their interests more closely with the interests of our other stockholders. Non-employee directors are required to hold their annual stock grant for a minimum of ten years, unless a director retires, resigns or dies while holding the position of director prior to satisfying this requirement.

A copy of the news release announcing Ms. Liberman’s appointment is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 26, 2019, the Board adopted and approved, effective immediately, amended and restated bylaws (as amended, the “Second Amended and Restated Bylaws”) of the Company to, among other things:

•	provide for majority voting in uncontested director elections, instead of plurality voting;
•
provide for “proxy access” which allows a stockholder, or a group of up to 20 stockholders, owning at least three percent of the Company’s outstanding stock continuously for at least three years, to nominate and include in the Company’s annual meeting proxy materials director nominees constituting up to the greater of two directors or 20% of the Board, provided that the stockholders and nominees satisfy the requirements specified in the Second Amended and Restated Bylaws;

•
revise procedures and disclosure requirements for the nomination of directors and the submission of proposals for consideration at annual meetings of the stockholders of the Company, including, among other things, requiring that advance notice for stockholder proposals and director nominations be received between 120 days and 90 days prior to the anniversary of the immediately preceding annual meeting (the prior advance notice deadline was not later than the date fixed annually by the Board of Directors and set forth in the proxy statement for the preceding annual meeting, which historically was approximately 150 days prior to the anniversary of the immediately preceding annual meeting);

•
designate the Court of Chancery of the State of Delaware (or if such court lacks jurisdiction, any state court located within the State of Delaware or, if such state courts lack jurisdiction, the federal district court for the District of Delaware) as the sole and exclusive forum for certain legal actions, unless the Company consents in writing to the selection of an alternative forum;

•	allow for stockholder meetings by means of remote communication;
•	provide that the chairman of a stockholder meeting may adjourn any meeting of stockholders for any reason, whether or not there is a quorum present;
•	give the Board of Directors explicit authority to postpone or reschedule a stockholder meeting;
•	clarify the power of the Chairman of a stockholder meeting over the conduct of such meeting;
•
effectuate an election to be governed by Section 141(c)(2) of the Delaware General Corporation Law, which provides, among other things, greater flexibility with respect to the authority of committees of the Board of Directors;

•	clarify that vacancies on the Board of Directors may only be filled by the Board of Directors;
•	provide that special meetings of the Board of Directors may only be called by the Chairman or a majority of the directors, instead of by the Chairman or any two directors; and
•	make certain other administrative, modernizing, clarifying and conforming changes.

The foregoing description of the Second Amended and Restated Bylaws is not complete and is qualified in its entirety by reference to the complete text of the Second Amended and Restated Bylaws, which are filed as Exhibit 3.1 hereto and are incorporated herein by reference.

Item 8.01.	Other Events.

Under the Second Amended and Restated Bylaws, stockholder proposals and director nominations to be brought before the Company’s 2020 Annual Meeting of Stockholders (other than stockholder proposals submitted in accordance with Rule 14a-8 under the Exchange Act) must be received by the Company no earlier than October 23, 2019 and no later than close of business on November 22, 2019, superseding the deadline for such notices that was included on page 7 of the Company’s definitive proxy statement for the 2019 Annual Meeting filed with the Securities and Exchange Commission on January 22, 2019.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
The following exhibits are filed as part of this Report:
	3.1	Second Amended and Restated Bylaws of Lee Enterprises, Incorporated effective as of June 26, 2019; and
	99.1	News Release of Lee Enterprises, Incorporated dated June 26, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED
/s/ Timothy R. Millage

Date: June 26, 2019	By:
Timothy R. Millage
Vice President, Chief Financial Officer,
and Treasurer

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